Exhibit 99.2

               Statement Under Oath of Principal Executive Officer And Principal Financial Officer Regarding Facts and
                 Circumstances Relating to Exchange Act Filings


I, John R. Owings, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Air Products and Chemicals, Inc., and, except as corrected or supplemented in a subsequent covered report:

           |X| No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

           |X| No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

           |X| Report of Air Products and Chemicals, Inc. on Form 10-K for the year ended September 30, 2001

           |X| All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Air Products and Chemicals, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

           |X|   Any amendments to any of the foregoing.


Dated:  13 August 2002                               /s/ John R. Owings
                                                  ------------------------------
                                                        John R. Owings
                                                    Chief Financial Officer


COMMONWEALTH OF PENNSYLVANIA        )
                                    ) SS:
COUNTY OF LEHIGH                    )


         Subscribed and sworn to before me this 13th day of August 2002.

                                                     /s/ Lynn German Long
                                                  -----------------------------
                                                       Lynn German Long
                                                         Notary Public
My Commission Expires:  4/25/04